Exhibit 99.1

Alere Reports Second Quarter 2015 Financial Results

Organic Growth of 3.5% Driven by New and Existing Product Sales across Core Portfolio

•	Net revenue of $629.2 million; non-GAAP adjusted net revenue of $629.4 million

•	Organic revenue growth was 3.5 percent; excluding North America influenza sales, organic revenue growth was 3.3 percent

•	$0.17 income per diluted share available to common stockholders from continuing operations; non-GAAP adjusted income of $0.54 per diluted share available to common stockholders from continuing operations

WALTHAM, Mass., August 4, 2015 – Alere Inc. (NYSE: ALR), a global leader in rapid diagnostic tests, today announced its financial results for the quarter ended June 30, 2015. Net revenue was $629.2 million, a decrease of 2.8 percent, compared to $647.4 million in the second quarter of 2014. Non-GAAP adjusted net revenue was $629.4 million, a decrease of 2.8 percent, compared to $647.8 million in the second quarter of 2014.

Net Revenue (in millions)	Second Quarter 2015	Second Quarter 2014 (1)	% Change
Cardiometabolic Disease	$214	$209	2
Infectious Disease	$177	$175	1
Toxicology	$157	$170	(7)
Other	$51	$65	(22)
Consumer Diagnostics	$25	$22	13
License and Royalty	$5	$6	(14)

Total	$629	$647	(3)

(1)	Revenues, other than License and Royalty, have been reclassified due to a change in segment reporting as a result of the divestiture of our health management business in 2015 and the results of our patient self-testing business are primarily included within Cardiometabolic Disease.

“Our second quarter 2015 results, with 18.5 percent non-GAAP adjusted operating income growth compared to the prior year period, demonstrate the significant progress we’ve made in transforming Alere. During the first half of 2015, we met our operational targets and achieved 2.9 percent non-GAAP adjusted organic revenue growth with contribution from new products and continued operating expense discipline,” said Namal Nawana, CEO and President of Alere. “We continue to focus on strong execution to accelerate our business during the second half of 2015. Our 2015 guidance includes the recently announced accretive acquisition of US Diagnostics and the BBI divestiture that is expected to close during the fourth quarter.”

Second Quarter Highlights

•	Announced completion of $425 million of senior subordinated notes offering at 6.375 percent; refinanced senior secured credit facilities

•	CEO Namal Nawana participated in the White House Antibiotic Stewardship Forum

•	Received FDA clearance for Alere i™ Strep A rapid molecular test

Second Quarter 2015 Results

Non-GAAP adjusted net revenue of $629.4 million for the second quarter of 2015 included increases of $6.4 million in global HIV product sales, $9.2 million in Alere Home Monitoring and mail-order diabetes, and $2.2 million in epoc® product sales compared to the prior year period, offset by a $33.1 million decrease due to foreign currency exchange, a $13.3 million decrease in our pain management business, and a $1.2 million decrease in North America INRatio® product sales compared to the prior year period. Included in second quarter non-GAAP adjusted net revenue was $8.6 million in global influenza product sales.

Gross profit was $292.6 million in the second quarter of 2015, with 46.5 percent gross margin. On a non-GAAP basis, adjusted gross profit was $307.1 million, with 48.8 percent non-GAAP adjusted gross margin in the second quarter of 2015. Non-GAAP adjusted gross profit excludes amortization of acquisition-related intangibles, restructuring charges, and stock-based compensation.

Operating expenses were $200.7 million, or 31.9 percent of net revenue, in the second quarter of 2015. Included in the second quarter operating expenses was R&D expense of $27.2 million, or 4.3 percent of net revenue, and SG&A expense of $168.0 million, or 26.7 percent of net revenue. Non-GAAP adjusted operating expenses during the second quarter of 2015 were $191.8 million, or 30.5 percent of non-GAAP adjusted net revenue, and were comprised of $25.8 million of non-GAAP adjusted R&D expenses, or 4.1 percent of non-GAAP adjusted net revenue, and non-GAAP adjusted SG&A expenses of $166.0 million, or 26.4 percent of non-GAAP adjusted net revenue. Non-GAAP adjusted operating expenses, non-GAAP adjusted R&D expenses and non-GAAP adjusted SG&A expenses exclude, as applicable, amortization of acquisition-related intangibles, restructuring charges, stock-based compensation, fair value adjustments to contingent consideration, compensation costs associated with contingent consideration and costs associated with potential business dispositions. Also included in operating expenses for the second quarter of 2015 was a $5.1 million loss on the divestiture of our Alere Analytics business and $0.3 million of costs associated with the closure of our Alere Connect operation. Both of these amounts are excluded from non-GAAP adjusted operating expenses.

Operating income was $91.8 million in the second quarter of 2015. On a non-GAAP basis, adjusted operating income was $115.2 million in the second quarter of 2015.

Income from continuing operations available to common stockholders was $14.6 million, or $0.17 per diluted share, in the second quarter of 2015. On a non-GAAP basis, the Company reported adjusted income from continuing operations available to common stockholders of $48.3 million, or $0.54 per diluted share, in the second quarter of 2015.

Detailed reconciliations of the non-GAAP financial measures presented in this release to the most directly comparable financial measures under GAAP, as well as a discussion regarding these non-GAAP financial measures, are included in the schedules to this press release.

2015 Business Outlook

For the year ending December 31, 2015, the Company expects:

•	Net revenue to be in the range of $2.5 billion to $2.6 billion

•	Non-GAAP adjusted net income from continuing operations available to common stockholders in the range of $2.40 to $2.50 per diluted share

Conference Call

We will host a conference call beginning at 8:30 a.m. (Eastern Time) today, August 4, 2015, to discuss these results, as well as other company matters. During the conference call, we may answer questions concerning business and financial developments and trends and other business and financial matters. Our responses to these questions, as well as other matters discussed during the conference call, may contain or constitute material information that has not been previously disclosed.

The conference call will be webcast live on the Investor Relations section of our website or accessed directly through the following link: https://www.webcaster4.com/Webcast/Page/411/9606

To access the conference call, please use the following dial-in numbers and access code 1496673:

•	US (toll-free): 1-888-317-6003

•	International: 1-412-317-6061

•	Canada (toll-free): 1-866-284-3684

A replay will be available approximately one hour after the conclusion of the call and will remain available for a period of seven days following the call. To hear a replay of the conference call, please use the following dial-in numbers and replay code 10069486 (available for seven days):

•	US (toll-free): 1-877-344-7529

•	International: 1-412-317-0088

•	Canada (toll-free): 1-855-669-9658

The replay will also be available via online webcast on the Investor Relations section of the Alere website.

Additionally, reconciliations to non-GAAP financial measures not included in this press release that may be discussed during the call will also be available on the Investor Relations section of the Alere website.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. For example, forward-looking statements include statements regarding, future revenues, future non-GAAP adjusted net income from continuing operations available to common stockholders per diluted share, future operating results, during the second half of 2015 the Company will focus on strong execution to accelerate the business, a recent acquisition by the Company will be accretive, the BBI divestiture is expected to close during the fourth quarter, the effect of trends in our business, areas of management focus, and future financial goals. In some cases, forward-looking statements can be identified by terms such as “may,” “will,” “intend,” “expect,” “plan,” “believe,” “estimate,” “predict” or the like. These statements involve risks and uncertainties, and actual results could differ materially from the statements made in this press release. Factors that might cause these differences include, but are not limited to, the effect of intense competition, failure to meet closing conditions necessary in order to complete acquisitions and divestitures, ability to execute on business plans to make acquisitions accretive, risks arising from FDA inspections and government subpoenas, delays in product development, international business risks, fluctuations in currency exchange rates, the effects of healthcare reform, risks of clinical trials, potential regulatory burdens and obstacles, litigation and legal compliance risks, government investigations, cybersecurity risks, changes in global economic and political conditions, potential product defects, manufacturing or supply issues, potential intellectual property infringement, risks of acquisitions and divestitures, substantial indebtedness, contractual debt restrictions and requirements, fluctuations in quarterly results, potential future financial restatements, potential reviews, investigations or other proceedings by government authorities, stockholders or other parties; the risk that the Company’s remediation plan related to its material weakness will be unsuccessful to prevent or detect additional misstatements, including a potential inability to prepare financial statements or file periodic reports on a timely basis, which would be a default under the Company’s senior secured credit facility and note indentures as well as a violation of the Securities Exchange Act and the listing rules of the NYSE, and any additional material weaknesses in internal controls. These and other risk factors are discussed in more detail under the heading “Risk Factors” in Item 1A of the Company’s Annual Report on Form 10-K, as amended, filed with the Securities and Exchange Commission on May 28, 2015. Copies are available through the Company’s Investor Relations department and at www.alere.com. The Company does not assume any obligation to update its forward-looking statements to reflect new information and developments.

About Alere

Alere believes that when diagnosing and monitoring health conditions, Knowing now matters.™ Alere delivers reliable and actionable information by providing rapid diagnostic tests, enhancing clinical and economic healthcare outcomes globally. Headquartered in Waltham, Mass., Alere focuses on rapid diagnostics for cardiometabolic disease, infectious disease and toxicology. For more information on Alere, please visit www.alere.com.

# # #

Investor Relations

Juliet Cunningham

Vice President, Investor Relations

ir@alere.com

858.805.2232

Alere Inc. and Subsidiaries

Condensed Consolidated Statements of Operations

(in thousands, except per share amounts)

	Three Months Ended June 30,
	2015	2014

Net product sales and services revenue	$623,462	$640,794
License and royalty revenue	5,694	6,604

Net revenue	629,156	647,398
Cost of net revenue	336,582	348,705

Gross profit	292,574	298,693
Gross margin	47%	46%

Operating expenses:
Research and development	27,198	37,430
Selling, general and administrative	167,997	266,374
Impairment and loss on disposition, net	5,542	638

Operating income	91,837	(5,749)
Interest and other income (expense), net	(55,234)	(48,815)

Income (loss) from continuing operations before provision (benefit) for income taxes	36,603	(54,564)
Provision for income taxes	17,701	5,464

Income (loss) from continuing operations before equity earnings of unconsolidated entities, net of tax	18,902	(60,028)
Equity earnings of unconsolidated entities, net of tax	1,361	2,087

Income (loss) from continuing operations	20,263	(57,941)
Income from discontinued operations, net of tax	—	12,915

Net income (loss)	20,263	(45,026)
Less: Net income attributable to non-controlling interests	359	62

Net income (loss) attributable to Alere Inc. and Subsidiaries	19,904	(45,088)

Preferred stock dividends	(5,309)	(5,309)

Net income (loss) available to common stockholders	$14,595	$(50,397)

Basic net income (loss) per common share:
Income (loss) from continuing operations	$0.17	$(0.77)
Income from discontinued operations	—	0.16

Basic net income (loss) per common share	$0.17	$(0.61)

Diluted net income (loss) per common share:
Income (loss) from continuing operations	$0.17	$(0.77)
Income from discontinued operations	—	0.16

Diluted net income (loss) per common share	$0.17	$(0.61)

Weighted average shares - basic	85,173	82,648

Weighted average shares - diluted	86,635	82,648

Alere Inc. and Subsidiaries

Condensed Consolidated Statements of Operations

(in thousands, except per share amounts)

	Six Months Ended June 30,
	2015	2014

Net product sales and services revenue	$1,226,917	$1,260,821
License and royalty revenue	10,392	11,816

Net revenue	1,237,309	1,272,637
Cost of net revenue	652,750	663,586

Gross profit	584,559	609,051
Gross margin	47%	48%

Operating expenses:
Research and development	55,214	76,129
Selling, general and administrative	369,767	503,037
Impairment and loss on disposition, net	40,334	638

Operating income	119,244	29,247
Interest and other income (expense), net	(102,935)	(93,693)

Income (loss) from continuing operations before provision (benefit) for income taxes	16,309	(64,446)
Provision for income taxes	8,915	3,784

Income (loss) from continuing operations before equity earnings of unconsolidated entities, net of tax	7,394	(68,230)
Equity earnings of unconsolidated entities, net of tax	5,320	7,439

Income (loss) from continuing operations	12,714	(60,791)
Income from discontinued operations, net of taxes	216,777	10,319

Net income (loss)	229,491	(50,472)
Less: Net income attributable to non-controlling interests	447	170

Net income (loss) attributable to Alere Inc. and Subsidiaries	229,044	(50,642)

Preferred stock dividends	(10,559)	(10,559)

Net Income (loss) available to common stockholders	$218,485	$(61,201)

Basic net income (loss) per common share:
Income (loss) from continuing operations	$0.02	$(0.87)
Income from discontinued operations	2.56	0.13

Net income (loss) per common share	$2.58	$(0.74)

Diluted net income (loss) per common share:
Income (loss) from continuing operations	$0.02	$(0.87)
Income from discontinued operations	2.52	0.13

Diluted net income (loss) per common share	$2.54	$(0.74)

Weighted average shares - basic	84,758	82,518

Weighted average shares - diluted	86,070	82,518

Alere Inc. and Subsidiaries

Condensed Consolidated Balance Sheets

(in thousands)

	June 30,	December 31,
	2015	2014
ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$464,871	$378,461
Restricted cash	461,636	37,571
Marketable securities	175	259
Accounts receivable, net	472,686	466,106
Inventories, net	366,340	365,165
Prepaid expenses and other current assets	143,944	244,986
Assets held for sale - current	28,631	315,515

Total current assets	1,938,283	1,808,063

PROPERTY, PLANT AND EQUIPMENT, NET	448,302	453,570
GOODWILL AND OTHER INTANGIBLE ASSETS, NET	3,988,043	4,246,761
RESTRICTED CASH - NON-CURRENT	—	—
DEFERRED FINANCING COSTS AND OTHER ASSETS, NET	147,572	170,562
Assets held for sale - non-current	129,194	—

Total assets	$6,651,394	$6,678,956

LIABILITIES AND STOCKHOLDERS’ EQUITY
CURRENT LIABILITIES:
Short-term debt and current portions of long-term debt and capital lease obligations	$634,014	$93,116
Liabilities related to assets held for sale - current	7,663	78,843
Other current liabilities	496,335	589,086

Total current liabilities	1,138,012	761,045

LONG-TERM LIABILITIES:
Long-term debt and capital lease obligations, net of current portions	2,964,949	3,631,945
Deferred tax liabilities	227,491	214,639
Other long-term liabilities	146,240	161,582
Liabilities related to assets held for sale - non-current	11,527	—

Total long-term liabilities	3,350,207	4,008,166

TOTAL EQUITY	2,163,175	1,909,745

Total liabilities and equity	$6,651,394	$6,678,956

Alere Inc. and Subsidiaries

Reconciliation to Non-GAAP Adjusted Operating Results

(in thousands, except per share amounts)

	Three Months Ended June 30,
	2015	2014
Reconciliation to Non-GAAP Adjusted Operating Income (1)
Operating income (loss)	$91,837	$(5,749)

Adjustment related to acquired software license contracts	200	373
Amortization of acquisition-related intangible assets	49,246	58,835
Restructuring charges	4,853	15,380
Stock-based compensation expense	7,130	(1,122)
Compensation charges associated with acquisition-related contingent consideration obligations	(3,412)	581
Acquisition-related costs	40	49
Fair value adjustments to acquisition-related contingent consideration	(41,090)	16,679
Costs associated with potential business dispositions	879	11,600
Impairment and loss on disposition, net	5,542	638

Non-GAAP adjusted operating income	$115,225	$97,264

	Three Months Ended June 30,
	2015	2014
Reconciliation to Non-GAAP Adjusted Net Income (1)
Net income (loss) available to common stockholders	$14,595	$(50,397)

Adjustment related to acquired software license contracts	200	373
Amortization of acquisition-related intangible assets	49,271	58,855
Restructuring charges	4,859	15,391
Stock-based compensation expense	7,130	(1,122)
Compensation charges associated with acquisition-related contingent consideration obligations	(3,412)	581
Acquisition-related costs	40	49
Fair value adjustments to acquisition-related contingent consideration	(41,090)	16,679
Costs associated with potential business dispositions	879	11,600
Impairment and loss on disposition, net	5,542	638
Interest expense recorded in connection with fees paid for certain debt modifications and the termination of our senior secured credit facility	11,303	364
Interest accretion associated with acquisition-related compensation charges	(545)	98
Expense associated with extinguishment of debt	3,480	—
Amortization of acquisition-related intangible assets, restructuring, fair value adjustments to acquisition-related contingent consideration, and impairment, net of gain on divestiture - Discontinued operations, net of tax	—	(10,041)
Income tax effects on items above	(4,002)	(6,884)

Non-GAAP adjusted net income available to common stockholders	$48,250	$36,184

Income (loss) per diluted common share from continuing operations	$0.17	$(0.77)
Income per diluted common share from discontinued operations	—	0.16

Net Income (loss) per diluted common share	$0.17	$(0.61)

Weighted average shares - diluted	86,635	82,648

Non-GAAP adjusted income per diluted common share from continuing operations	$0.54	$0.39
Non-GAAP adjusted income per diluted common share from discontinued operations	—	0.03

Non-GAAP adjusted net income per diluted common share	$0.54	$0.42

Non-GAAP adjusted weighted average shares - diluted	100,312	87,453

(1)	In calculating “Non-GAAP adjusted operating income” and “Non-GAAP adjusted net income available to common stockholders”, the Company excludes (i) certain non-cash charges, including amortization expense and stock-based compensation expense, (ii) non-recurring charges and income, and (iii) certain other charges and income that have a significant positive or negative impact on results yet do not occur on a consistent or regular basis in its business. In determining whether a particular item meets one of these criteria, management considers facts and circumstances that it believes are relevant. Management believes that excluding such charges and income from operating income and net income or loss allows investors and management to evaluate and compare the Company’s operating results from continuing operations from period to period in a meaningful and consistent manner. Due to the frequency of their occurrence in its business, the Company does not adjust operating income or net income or loss for the costs associated with litigation, including payments made or received through settlements. It should be noted that “Non-GAAP adjusted operating income” and “Non-GAAP adjusted net income available to common stockholders” are not standard financial measurements under accounting principles generally accepted in the United States of America (“GAAP”) and should not be considered as an alternative to operating income and net income or loss or cash flow from operating activities, as a measure of liquidity or as an indicator of operating performance or any measure of performance derived in accordance with GAAP. In addition, all companies do not calculate non-GAAP financial measures in the same manner and, accordingly, “Non-GAAP adjusted operating income” and “Non-GAAP adjusted net income available to common stockholders” presented in this press release may not be comparable to similar measures used by other companies.

Alere Inc. and Subsidiaries

Reconciliation to Non-GAAP Adjusted Operating Results

(in thousands, except per share amounts)

	Six Months Ended June 30,
	2015	2014
Reconciliation to Non-GAAP Adjusted Operating Income (1)
Operating income	$119,244	$29,247

Adjustment related to acquired software license contracts	447	792
Amortization of acquisition-related intangible assets	99,939	117,795
Restructuring charges	9,123	19,778
Stock-based compensation expense	12,279	4,582

Compensation charges associated with acquisition-related contingent consideration obligations	(2,806)	1,003
Acquisition-related costs	91	370
Fair value adjustments to acquisition-related contingent consideration	(52,867)	17,979
Non-cash charge associated with acquired inventory	—	—
Costs associated with potential business dispositions	4,219	14,560
Impairment and loss on disposition, net	40,334	638

Non-GAAP adjusted operating income	$230,003	$206,744

	Six Months Ended June 30,
	2015	2014
Reconciliation to Non-GAAP Adjusted Net Income (1)
Net income (loss) available to common stockholders	$218,485	$(61,201)

Adjustment related to acquired software license contracts	447	792
Amortization of acquisition-related intangible assets	99,987	117,833
Restructuring charges	9,136	19,801
Stock-based compensation expense	12,279	4,582

Compensation charges associated with acquisition-related contingent consideration obligations	(2,806)	1,003
Acquisition-related costs	91	370
Fair value adjustments to acquisition-related contingent consideration	(52,867)	17,979
Costs associated with potential business dispositions	4,610	14,560
Impairment and loss on disposition, net	40,334	638
Interest expense recorded in connection with fees paid for certain debt modifications and the termination of our senior secured credit facility	11,667	728
Interest accretion associated with acquisition-related compensation charges	(441)	193
Expense associated with extinguishment of debt	3,480	—
Amortization of acquisition-related intangible assets, restructuring, fair value adjustments to acquisition-related contingent consideration, and impairment, net of gain on divestiture - Discontinued operations, net of tax	(217,589)	(4,837)
Income tax effects on items above	(32,642)	(30,373)

Non-GAAP adjusted net income available to common stockholders	$94,171	$82,068

Income (loss) per diluted common share from continuing operations	$0.02	$(0.87)
Income per diluted common share from discontinued operations	2.52	0.13

Net income (loss) per diluted common share	$2.54	$(0.74)

Weighted average shares - diluted	86,070	82,518

Non-GAAP adjusted income per diluted common share from continuing operations	$1.07	$0.90
Non-GAAP adjusted income (loss) per diluted common share from discontinued operations	(0.01)	0.06

Non-GAAP adjusted net income per diluted common share	$1.06	$0.96

Non-GAAP adjusted weighted average shares - diluted	99,747	87,150

(1)	In calculating “Non-GAAP adjusted operating income” and “Non-GAAP adjusted net income available to common stockholders”, the Company excludes (i) certain non-cash charges, including amortization expense and stock-based compensation expense, (ii) non-recurring charges and income, and (iii) certain other charges and income that have a significant positive or negative impact on results yet do not occur on a consistent or regular basis in its business. In determining whether a particular item meets one of these criteria, management considers facts and circumstances that it believes are relevant. Management believes that excluding such charges and income from operating income and net income or loss allows investors and management to evaluate and compare the Company’s operating results from continuing operations from period to period in a meaningful and consistent manner. Due to the frequency of their occurrence in its business, the Company does not adjust operating income or net income or loss for the costs associated with litigation, including payments made or received through settlements. It should be noted that “Non-GAAP adjusted operating income” and “Non-GAAP adjusted net income available to common stockholders” are not standard financial measurements under accounting principles generally accepted in the United States of America (“GAAP”) and should not be considered as an alternative to operating income and net income or loss or cash flow from operating activities, as a measure of liquidity or as an indicator of operating performance or any measure of performance derived in accordance with GAAP. In addition, all companies do not calculate non-GAAP financial measures in the same manner and, accordingly, “Non-GAAP adjusted operating income” and “Non-GAAP adjusted net income available to common stockholders” presented in this press release may not be comparable to similar measures used by other companies.

Alere Inc. and Subsidiaries

Selected Consolidated Revenues

(in thousands)

	Q2 2015	YTD 2015	Q2 2014	YTD 2014	% Change Q2 15 v. Q2 14	% Change YTD 15 v. YTD 14
Professional diagnostics segment (1)
Cardiometabolic	$213,661	$416,504	$209,241	$423,204	2%	-2%
Infectious disease	176,630	355,386	175,001	342,614	1%	4%
Toxicology	157,495	306,251	169,647	325,180	-7%	-6%
Other (2)	51,031	102,163	65,187	125,803	-22%	-19%

Total professional diagnostics segment(1) (2)	598,817	1,180,304	619,076	1,216,801	-3%	-3%
Consumer diagnostics segment (1)	24,645	46,613	21,718	44,020	13%	6%
License and royalty revenue	5,694	10,392	6,604	11,816	-14%	-12%

Net revenue	$629,156	$1,237,309	$647,398	$1,272,637	-3%	-3%

(1)	Revenues have been restated for the impact of a change in segment reporting due to the divestiture of our health management business.
(2)	Revenues are presented in accordance with generally accepted accounting principles and exclude an adjustment of $0.2 million and $0.4 million, and $0.4 million and $0.8 million related to acquired software license contracts which were not recognized during the three and six months ended June 30, 2015 and 2014, respectively, due to business combination accounting rules.

Alere Inc. and Subsidiaries

Reconciliation of Operating Income (Loss) to Non-GAAP Adjusted Operating Income (Loss)

(in thousands)

	For the Three Months Ended June 30, 2015
Operating Segment	Professional Diagnostics	Consumer Diagnostics	Corporate	Total

Net revenue	$604,511	$24,645	$—	$629,156
Adjustment related to acquired software license contracts (1)	200	—	—	200

Non-GAAP adjusted net revenue	$604,711	$24,645	$—	$629,356

Operating income (loss)	$115,302	$1,079	$(24,544)	$91,837
Adjustment related to acquired software license contracts (1)	200	—	—	200
Amortization of acquisition-related intangible assets	49,198	9	39	49,246
Restructuring charges	4,290	—	563	4,853
Stock-based compensation expense	—	—	7,130	7,130
Compensation charges associated with acquisition-related contingent consideration obligations	(3,412)	—	—	(3,412)
Acquisition-related costs	—	—	40	40
Fair value adjustments to acquisition-related contingent consideration	(41,090)	—	—	(41,090)
Costs associated with potential business dispositions	879	—	—	879
Impairment and loss on disposition, net	5,542	—	—	5,542

Non-GAAP adjusted operating income (loss)	$130,909	$1,088	$(16,772)	$115,225

Non-GAAP adjusted operating income (loss) as % of Non-GAAP adjusted net revenue	21.6%	4.4%		18.3%

(1)	Estimated revenue related to acquired software license contracts that was not recognized during the second quarter of 2015 due to business combination accounting rules.

	For the Three Months Ended June 30, 2014
Operating Segment	Professional Diagnostics	Consumer Diagnostics	Corporate	Total

Net revenue (1)	$625,680	$21,718	$—	$647,398
Adjustment related to acquired software license contracts (2)	373	—	—	373

Non-GAAP adjusted net revenue	$626,053	$21,718	$—	$647,771

Operating income (loss)	$14,455	$702	$(20,906)	$(5,749)
Adjustment related to acquired software license contracts (2)	373	—	—	373
Amortization of acquisition-related intangible assets	58,661	174	—	58,835
Restructuring charges	11,325	—	4,055	15,380
Stock-based compensation expense	—	—	(1,122)	(1,122)
Compensation charges associated with acquisition-related contingent consideration obligations	581	—	—	581
Acquisition-related costs	—	—	49	49
Fair value adjustments to acquisition-related contingent consideration	16,479	—	200	16,679
Costs associated with potential business dispositions	11,600	—	—	11,600
Loss on disposition	638	—	—	638

Non-GAAP adjusted operating income (loss)	$114,112	$876	$(17,724)	$97,264

Non-GAAP adjusted operating income (loss) as % of Non-GAAP adjusted net revenue	18.2%	4.0%		15.0%

(1)	Net revenue has been restated for the impact of a change in segment reporting due to the divestiture of our health management business.
(2)	Estimated revenue related to acquired software license contracts that was not recognized during the second quarter of 2014 due to business combination accounting rules.

Comments:

In calculating “Non-GAAP adjusted operating income (loss)” in the schedule presented above, the Company excludes from “Operating income (loss)” (i) certain non-cash charges, including amortization expense and stock-based compensation expense, (ii) non-recurring charges and income, and (iii) certain other charges and income that have a significant positive or negative impact on results yet do not occur on a consistent or regular basis in its business. In determining whether a particular item meets one of these criteria, management considers facts and circumstances that it believes are relevant. Management believes that excluding such charges and income from “Operating income (loss)” allows investors and management to evaluate and compare the Company’s operating results from continuing operations from period to period in a meaningful and consistent manner. Due to the frequency of their occurrence in its business, the Company does not adjust “Operating income (loss)” for the costs associated with litigation, including payments made or received through settlements. It should be noted that “Non-GAAP adjusted operating income (loss)” is not a standard financial measurement under accounting principles generally accepted in the United States of America (“GAAP”) and should not be considered as an alternative to “Operating income (loss)” as an indicator of operating performance or any measure of performance derived in accordance with GAAP. In addition, all companies do not calculate non-GAAP financial measures in the same manner and, accordingly, “Non-GAAP adjusted operating income (loss)” presented in this schedule may not be comparable to similar measures used by other companies.

Reference should also be made to the Company’s financial results contained in our earnings press release respective to the periods presented in this schedule, which include a more detailed discussion of the adjustments to the GAAP operating results presented above.

Alere Inc. and Subsidiaries

Reconciliation of Operating Income (Loss) to Non-GAAP Adjusted Operating Income (Loss)

(in thousands)

	For the Six Months Ended June 30, 2015
Operating Segment	Professional Diagnostics	Consumer Diagnostics	Corporate	Total

Net revenue	$1,190,696	$46,613	$—	$1,237,309
Adjustment related to acquired software license contracts (1)	447	—	—	447

Non-GAAP adjusted net revenue	$1,191,143	$46,613	$—	$1,237,756

Operating income (loss)	$165,090	$3,283	$(49,129)	$119,244
Adjustment related to acquired software license contracts (1)	447	—	—	447
Amortization of acquisition-related intangible assets	99,920	19	—	99,939
Restructuring charges	8,525	—	598	9,123
Stock-based compensation expense	—	—	12,279	12,279
Compensation charges associated with acquisition-related contingent consideration obligations	(2,806)	—	—	(2,806)
Acquisition-related costs	—	—	91	91
Fair value adjustments to acquisition-related contingent consideration	—	—	(52,867)	(52,867)
Costs associated with potential business dispositions	4,610	—	—	4,610
Impairment and gain (loss) on dispositions, net	40,334	—	—	40,334

Non-GAAP adjusted operating income (loss)	$316,120	$3,302	$(89,028)	$230,394

Non-GAAP adjusted operating income (loss) as % of Non-GAAP adjusted net revenue	26.5%	7.1%		18.6%

(1)	Estimated revenue related to acquired software license contracts that was not recognized during the six months ended June 30, 2015 due to business combination accounting rules.

	For the Six Months Ended June 30, 2014
Operating Segment	Professional Diagnostics	Consumer Diagnostics	Corporate	Total

Net revenue (1)	$1,227,306	$45,331	$—	$1,272,637
Adjustment related to acquired software license contracts (2)	792	—	—	792

Non-GAAP adjusted net revenue	$1,228,098	$45,331	$—	$1,273,429

Operating income (loss)	$68,624	$2,711	$(42,088)	$29,247
Adjustment related to acquired software license contracts (2)	792	—	—	792
Amortization of acquisition-related intangible assets	117,332	463	—	117,795
Restructuring charges	15,628	—	4,150	19,778
Stock-based compensation expense	—	—	4,582	4,582
Compensation charges associated with acquisition-related contingent consideration obligations	1,003	—	—	1,003
Non-cash charge associated with acquired inventory	—	—	—	—
Acquisition-related costs	—	—	370	370
Fair value adjustments to acquisition-related contingent consideration	17,679	—	300	17,979
Costs associated with proxy contest	—	—	—	—
Costs associated with potential business dispositions	14,560	—	—	14,560
Loss on disposition	638	—	—	638

Non-GAAP adjusted operating income (loss)	$236,256	$3,174	$(32,686)	$206,744

Non-GAAP adjusted operating income (loss) as % of Non-GAAP adjusted net revenue	19.2%	7.0%		16.2%

(1)	Net revenue has been restated for the impact of a change in segment reporting due to the divestiture of our health management business.
(2)	Estimated revenue related to acquired software license contracts that was not recognized during the six months ended June 30, 2014 due to business combination accounting rules.

Comments:

In calculating “Non-GAAP adjusted operating income (loss)” in the schedule presented above, the Company excludes from “Operating income (loss)” (i) certain non-cash charges, including amortization expense and stock-based compensation expense, (ii) non-recurring charges and income, and (iii) certain other charges and income that have a significant positive or negative impact on results yet do not occur on a consistent or regular basis in its business. In determining whether a particular item meets one of these criteria, management considers facts and circumstances that it believes are relevant. Management believes that excluding such charges and income from “Operating income (loss)” allows investors and management to evaluate and compare the Company’s operating results from continuing operations from period to period in a meaningful and consistent manner. Due to the frequency of their occurrence in its business, the Company does not adjust “Operating income (loss)” for the costs associated with litigation, including payments made or received through settlements. It should be noted that “Non-GAAP adjusted operating income (loss)” is not a standard financial measurement under accounting principles generally accepted in the United States of America (“GAAP”) and should not be considered as an alternative to “Operating income (loss)” as an indicator of operating performance or any measure of performance derived in accordance with GAAP. In addition, all companies do not calculate non-GAAP financial measures in the same manner and, accordingly, “Non-GAAP adjusted operating income (loss)” presented in this schedule may not be comparable to similar measures used by other companies.

Reference should also be made to the Company’s financial results contained in our earnings press release respective to the periods presented in this schedule, which include a more detailed discussion of the adjustments to the GAAP operating results presented above.

Alere Inc. and Subsidiaries

Reconciliations to Non-GAAP Adjusted P&L Categories

(in thousands)

	Three Months Ended June 30, 2015	Three Months Ended June 30, 2014

Net revenue	$629,156	$647,398
Adjustment related to acquired software license contracts	200	373

Non-GAAP adjusted net revenue	$629,356	$647,771

Cost of net revenue	$336,582	$348,705
Less adjustments:
Amortization of acquisition-related intangible assets	(13,112)	(15,682)
Restructuring charges	(897)	(220)
Costs associated with potential business dispositions	—	—
Stock-based compensation expense	(287)	(285)

Non-GAAP adjusted cost of net revenue	$322,286	$332,518

Non-GAAP adjusted gross profit	$307,070	$315,253

	Three Months Ended June 30, 2015	Three Months Ended June 30, 2014

Research and development	$27,198	$37,430
Less adjustments:
Amortization of acquisition-related intangible assets	(923)	(1,184)
Restructuring charges	(155)	(3,031)
Stock-based compensation expense	(282)	1,811

Non-GAAP adjusted research and development	$25,838	$35,026

	Three Months Ended June 30, 2015	Three Months Ended June 30, 2014

Selling, general and administrative	$167,997	$266,374
Less adjustments:
Amortization of acquisition-related intangible assets	(35,211)	(41,969)
Restructuring charges	(3,801)	(12,129)
Stock-based compensation expense	(6,561)	(404)
Compensation charges associated with acquisition-related contingent consideration obligations	3,412	(581)
Acquisition-related costs	(40)	(49)
Fair value adjustments to acquisition-related contingent consideration	41,090	(16,679)
Costs associated with potential business dispositions	(879)	(11,600)

Non-GAAP adjusted selling, general and administrative	$166,007	$182,963

	Three Months Ended June 30, 2015	Three Months Ended June 30, 2014
Impairment and loss on disposition, net	$5,542	$638
Impairment and loss on disposition, net	(5,542)	(638)

Non-GAAP adjusted impairment and loss on disposition, net	$—	$—

	Three Months Ended June 30, 2015	Three Months Ended June 30, 2014

Interest and other income (expense), net	$(55,234)	$(48,815)
Less adjustments:
Restructuring charges	6	11
Interest expense recorded in connection with fees paid for certain debt modifications and the termination of our senior secured credit facility	11,303	364
Interest accretion associated with acquisition-related compensation charges	(545)	98
Expense associated with extinguishment of debt	3,480	—

Non-GAAP adjusted interest and other income (expense), net	$(40,990)	$(48,342)

	Three Months Ended June 30, 2015	Three Months Ended June 30, 2014

Provision for income taxes	$17,701	$5,464
Add: Income tax effects on Non-GAAP adjustments	4,023	6,913

Non-GAAP adjusted provision for income taxes	$21,724	$12,377

	Three Months Ended June 30, 2015	Three Months Ended June 30, 2014

Equity earnings of unconsolidated entities, net of tax	$1,361	$2,087
Less adjustments:
Amortization of acquisition-related intangible assets	105	150
Income tax effects on items above	—	—

Non-GAAP adjusted equity earnings of unconsolidated entities, net of tax	$1,466	$2,237

Alere Inc. and Subsidiaries

Reconciliations to Non-GAAP Adjusted P&L Categories

(in thousands)

	Six Months Ended June 30, 2015	Six Months Ended June 30, 2014

Net revenue	$1,237,309	$1,272,637
Adjustment related to acquired software license contracts	447	792

Non-GAAP adjusted net revenue	$1,237,756	$1,273,429

Cost of net revenue	$652,750	$663,586
Less adjustments:
Amortization of acquisition-related intangible assets	(27,308)	(31,558)
Restructuring charges	(2,399)	(1,053)
Stock-based compensation expense	(540)	(572)
Non-cash charge associated with acquired inventory	—	—
Costs associated with potential business dispositions	(391)	—

Non-GAAP adjusted cost of net revenue	$622,112	$630,403

Non-GAAP adjusted gross profit	$615,644	$643,026

	Six Months Ended June 30, 2015	Six Months Ended June 30, 2014

Research and development	$55,214	$76,129
Less adjustments:
Amortization of acquisition-related intangible assets	(1,784)	(2,349)
Restructuring charges	(648)	(3,031)
Stock-based compensation expense	(606)	620

Non-GAAP adjusted research and development	$52,176	$71,369

	Six Months Ended June 30, 2015	Six Months Ended June 30, 2014

Selling, general and administrative	$369,767	$503,037
Less adjustments:
Amortization of acquisition-related intangible assets	(70,847)	(83,888)
Restructuring charges	(6,076)	(15,694)
Stock-based compensation expense	(11,133)	(4,630)
Compensation charges associated with acquisition-related contingent consideration obligations	2,806	(1,003)
Acquisition-related costs	(91)	(370)
Fair value adjustments to acquisition-related contingent consideration	52,867	(17,979)
Costs associated with potential business dispositions	(4,219)	(14,560)

Non-GAAP adjusted selling, general and administrative	$333,074	$364,913

	Six Months Ended June 30, 2015	Six Months Ended June 30, 2014
Impairment and loss on disposition, net	$40,334	$638
Impairment and loss on disposition, net	(40,334)	(638)

Non-GAAP adjusted impairment and loss on disposition, net	$—	$—

	Six Months Ended June 30, 2015	Six Months Ended June 30, 2014

Interest and other income (expense), net	$(102,935)	$(93,693)
Less adjustments:
Restructuring charges	13	23
Interest expense recorded in connection with fees paid for certain debt modifications and the termination of our senior secured credit facility	11,667	728

Interest accretion associated with acquisition-related compensation charges	(441)	193
Expense associated with extinguishment of debt	3,480	—

Non-GAAP adjusted interest and other income (expense), net	$(88,216)	$(92,749)

	Six Months Ended June 30, 2015	Six Months Ended June 30, 2014

Provision for income taxes	$8,915	$3,784
Add: Income tax effects on Non-GAAP adjustments	32,684	30,431

Non-GAAP adjusted provision for income taxes	$41,599	$34,215

	Six Months Ended June 30, 2015	Six Months Ended June 30, 2014

Equity earnings of unconsolidated entities, net of tax	$5,320	$7,439
Less adjustments:
Amortization of acquisition-related intangible assets	210	298
Income tax effects on items above	—	—

Non-GAAP adjusted equity earnings of unconsolidated entities, net of tax	$5,530	$7,737

Alere Inc. and Subsidiaries

Reconciliations of Gross Profit/Margin to Non-GAAP Adjusted Gross Profit/Margin

(in thousands)

Alere Consolidated	Three Months Ended June 30, 2014 (1)		Three Months Ended March 31, 2015		Three Months Ended June 30, 2015

Net revenue	$647,398		$608,153		$629,156
Adjustment related to acquired software license contracts	373		247		200

Non-GAAP adjusted net revenue	647,771		608,400		629,356

Cost of net revenue	348,705		316,168		336,582
Less adjustments:
Amortization of acquisition-related intangible assets	15,682		14,196		13,112
Costs associated with potential business dispositions	—		391		—
Stock-based compensation expense	285		253		287
Restructuring charges	220		1,502		897

Non-GAAP adjusted cost of net revenue	332,518		299,826		322,286

Non-GAAP adjusted gross profit/margin	$315,253	48.7%	$308,574	50.7%	$307,070	48.8%

Professional Diagnostics Segment	Three Months Ended June 30, 2014 (1)		Three Months Ended March 31, 2015		Three Months Ended June 30, 2015

Net product sales and services revenue	$619,076		$581,487		$598,817
Adjustment related to acquired software license contracts	373		247		200

Non-GAAP adjusted net product sales and services revenue	619,449		581,734		599,017

Cost of net revenue	328,318		295,416		312,068
Less adjustments:
Amortization of acquisition-related intangible assets	15,657		14,196		13,112
Costs associated with potential business dispositions	—		391		—
Stock-based compensation expense	285		253		287
Restructuring charges	220		1,502		897

Non-GAAP adjusted cost of net revenue	312,156		279,074		297,772

Non-GAAP adjusted gross profit/margin	$307,293	49.6%	$302,660	52.0%	$301,245	50.3%

Note:

(1)	Restated to reflect the impact of discontinued operations and the impact of a change in segment reporting.

Alere Inc. and Subsidiaries

Reconciliation of Net Income to Non-GAAP EBITDA

(in thousands)

	Three Months Ended June 30, 2015	Six Months Ended June 30, 2015

Net income (1)	$20,263	$229,491
Less: Income from discontinued operations, net of tax	—	216,777

Income from continuing operations	20,263	12,714

Adjustment related to acquired software license contracts	200	447
Income tax provision	17,701	8,915
Depreciation and amortization	72,749	147,222
Interest, net	58,765	104,597
Non-cash stock-based compensation expense	7,130	12,279
Non-cash fair value adjustments to acquisition-related contingent consideration	(41,090)	(52,867)
Impairment and loss on dispositions, net	5,542	40,334

Non-GAAP EBITDA	$141,260	$273,641

(1)	Net income for the three months and six months ended June 30, 2015 includes non-interest related restructuring charges of $4.8 million and $9.1 million, respectively, and $0.9 million and $4.6 million of costs associated with potential business dispositions, respectively, which have not been added back for purposes of computing Non-GAAP EBITDA. The six months ended June 30, 2015 also includes $0.1 million of acquisition-related costs.
(2)	Includes $3.5 million of expense associated with the extinguishment of debt during the three and six months ended June 30, 2015.

Reconciliation of Cash Flow from Operating Activities to Free Cash Flow

(in thousands)

	Three Months Ended June 30, 2015	Six Months Ended June 30, 2015

Cash flow from operating activities	$4,148	$32,526
Capital expenditures	(21,637)	(47,284)

Free cash flow	$(17,489)	$(14,758)